                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  August 25, 2003

                      AMERIQUEST MORTGAGE SECURITIES INC.
          (as depositor, Ameriquest Mortgage Company, Master Servicer, and Deutsche Bank National Trust Company, as Trustee).

          AMERIQUEST MORT SEC INC ASSET BACK PS THR CERT SER 2003-AR3
            (Exact name of Registrant as specified in its Charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-103335-06                          33-0885129
          (Commission File Number)        (I.R.S. Employer Identification No.)

          1100 TOWN & COUNTRY ROAD, SUITE 1100
          ORANGE, CALIFORNIA                              92868
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (714) 541-9960

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     August 25, 2003.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of June 1,2003.

          Date:  Aug 28, 2003               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of August 25, 2003.

	Ameriquest 2003-AR3 REMIC
	Mortgage Pass-Through Certificates

	August 25, 2003 Distribution

	Contents

		TABLE OF CONTENTS

							Page

		1.	Contents				1
		2.	Certificate Payment Report				2
		3.	Collection Account Report				4
		4.	Credit Enhancement Report				7
		5.	Collateral Report				8
		6.	Delinquency Report				11
		7.	REO Report				14
		8.	Foreclosure Report				15
		9.	Prepayment Report				16
		10.	Prepayment Detail Report				19
		11.	Realized Loss Report				20
		12.	Realized Loss Detail Report				23
		13.	Triggers, Adj. Rate Cert. and Miscellaneous Report				24
		14.	Other Related Information				25

			Total Number of Pages				25

		CONTACTS

			Administrator: Valerie Delgado
			Direct Phone Number: (714)247-6273
			Address: Deutsche Bank
			1761 E. St. Andrew Place, Santa Ana, CA 92705

			Web Site: https://www.corporatetrust.db.com/invr
			Factor Information: (800) 735-7777
			Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:	Ameriquest Mortgage Corp					Cut-Off Date: June 1, 2003
	Certificate Insurer(s):						Closing Date: June 6, 2003
							First Payment Date: July 25, 2003
	Servicer(s):	Ameriquest Mortgage Corp Master Servicer

							Distribution Date: August 25, 2003
	Underwriter(s):	UBS Warburg Lead Underwriter					Record Date: August 22, 2003
		Morgan Stanley Lead Underwriter					July 31, 2003
		Banc of America Securities LLC Underwriter
		Citigroup Underwriter
		Deutsche Bank Underwriter
		RBS Greenwich Capital Underwriter

					Page 1 of 25					© COPYRIGHT 2003 Deutsche Bank
	Ameriquest 2003-AR3 REMIC
	Mortgage Pass-Through Certificates
	REMIC II
	Certificate Payment Report for August 25, 2003 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	FLT	1,080,374,000.00		1,076,206,991.28	1,343,764.01	5,834,543.68	7,178,307.69	-	-	1,070,372,447.60
A-2	MEZ, FLT	356,126,000.00		353,738,489.46	447,773.97	2,825,742.15	3,273,516.12	-	-	350,912,747.31
M-1	MEZ, FLT	93,500,000.00		93,500,000.00	152,976.39	-	152,976.39	-	-	93,500,000.00
M-2	MEZ, FLT	80,750,000.00		80,750,000.00	219,034.38	-	219,034.38	-	-	80,750,000.00
M-3	MEZ, FLT	17,000,000.00		17,000,000.00	52,700.00	-	52,700.00	-	-	17,000,000.00
M-4	MEZ, FLT	17,000,000.00		17,000,000.00	73,194.44	-	73,194.44	-	-	17,000,000.00
M-5	MEZ, FLT	17,000,000.00		17,000,000.00	70,998.61	-	70,998.61	-	-	17,000,000.00
M-6	MEZ, FLT	17,000,000.00		17,000,000.00	70,998.61	-	70,998.61	-	-	17,000,000.00
CE	EXE	21,249,900.00		21,250,000.00	6,454,430.45	-	6,454,430.45	-	-	21,250,000.00
R	R	-		-	-	-	-	-	-	-
P	SUB	100.00		100.00	135,216.27	-	135,216.27	-	-	100.00

Total	1,700,000,000.00			1,693,445,580.74	9,021,087.13	8,660,285.83	17,681,372.96	-	-	1,684,785,294.91

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1	07/25/03	08/24/03	A-Act/360	03072SHD0	1,080,374,000.00	996.142994	1.243795	5.400485	6.644280	990.742509
A-2	07/25/03	08/24/03	A-Act/360	03072SHE8	356,126,000.00	993.295883	1.257347	7.934670	9.192017	985.361213
M-1	07/25/03	08/24/03	A-Act/360	03072SHF5	93,500,000.00	1,000.000000	1.636111	-	1.636111	1,000.000000
M-2	07/25/03	08/24/03	A-Act/360	03072SHG3	80,750,000.00	1,000.000000	2.712500	-	2.712500	1,000.000000
M-3	07/25/03	08/24/03	A-Act/360	03072SHH1	17,000,000.00	1,000.000000	3.100000	-	3.100000	1,000.000000
M-4	07/25/03	08/24/03	A-Act/360	03072SHJ7	17,000,000.00	1,000.000000	4.305555	-	4.305555	1,000.000000
M-5	07/25/03	08/24/03	A-Act/360	03072SHK4	17,000,000.00	1,000.000000	4.176389	-	4.176389	1,000.000000
M-6	07/25/03	08/24/03	A-Act/360	03072SHL2	17,000,000.00	1,000.000000	4.176389	-	4.176389	1,000.000000
CE			-		21,249,900.00	1,000.004706	303.739333	-	303.739333	1,000.004706
R			-		-	-	-	-	-	-
P			-		100.00	1,000.000000	1,352,162.700000	-	1,352,162.700000	1,000.000000

						Page 2 of 25				© COPYRIGHT 2003 Deutsche Bank
	Ameriquest 2003-AR3 REMIC
	Mortgage Pass-Through Certificates
	REMIC II
	Certificate Payment Report for August 25, 2003 Distribution

	Distribution in Dollars - to Date
										Current
	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)	(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	1,080,374,000.00	3,784,809.04		8,269,157.85	1,732,394.55	10,001,552.40	13,786,361.44	-	-	1,070,372,447.60
A-2	356,126,000.00	1,262,115.42		4,299,800.37	913,452.32	5,213,252.69	6,475,368.11	-	-	350,912,747.31
M-1	93,500,000.00	421,503.20		-	-	-	421,503.20	-	-	93,500,000.00
M-2	80,750,000.00	588,331.05		-	-	-	588,331.05	-	-	80,750,000.00
M-3	17,000,000.00	140,859.17		-	-	-	140,859.17	-	-	17,000,000.00
M-4	17,000,000.00	172,361.11		-	-	-	172,361.11	-	-	17,000,000.00
M-5	17,000,000.00	170,165.28		-	-	-	170,165.28	-	-	17,000,000.00
M-6	17,000,000.00	170,165.28		-	-	-	170,165.28	-	-	17,000,000.00
CE	21,249,900.00	11,097,147.28		0.00	-	-	11,097,147.28	-	100.00	21,250,000.00
R	-	-		-	-	-	-	-	-	-
P	100.00	191,482.98		-	-	-	191,482.98	-	-	100.00

Total	1,700,000,000.00	17,998,939.81		12,568,958.22	2,645,846.87	15,214,805.09	33,213,744.90	-	100.00	1,684,785,294.91

	Interest Detail
	Pass-	Prior Principal			Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)		Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance		Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	1.45000%	1,076,206,991.28		1,343,764.01	-	-	-	1,343,764.01	1,343,764.01	-
A-2	1.47000%	353,738,489.46		447,773.97	-	-	-	447,773.97	447,773.97	-
M-1	1.90000%	93,500,000.00		152,976.39	-	-	-	152,976.39	152,976.39	-
M-2	3.15000%	80,750,000.00		219,034.38	-	-	-	219,034.38	219,034.38	-
M-3	3.60000%	17,000,000.00		52,700.00	-	-	-	52,700.00	52,700.00	-
M-4	5.00000%	17,000,000.00		73,194.44	-	-	-	73,194.44	73,194.44	-
M-5	4.85000%	17,000,000.00		70,998.61	-	-	-	70,998.61	70,998.61	-
M-6	4.85000%	17,000,000.00		70,998.61	-	-	-	70,998.61	70,998.61	-
CE	21,250,000.00			6,454,430.45	-	-	-	6,454,430.45	6,454,430.45	-
R	-			-	-	-	-	-	-	-
P	100.00			135,216.27	-	-	-	135,216.27	135,216.27	-

Total	1,693,445,580.74			9,021,087.13	-	-	-	9,021,087.13	9,021,087.13	-

						Page 3 of 25				© COPYRIGHT 2003 Deutsche Bank
	Ameriquest 2003-AR3 REMIC
	Mortgage Pass-Through Certificates

	Collection Account Report for August 25, 2003 Distribution

	Collection Account Report

SUMMARY					GROUP 2	GROUP 1	TOTAL

	Principal Collections				2,825,742.15	5,834,543.68	8,660,285.83
	Principal Other Accounts				0.00	0.00	0.00
	TOTAL NET PRINCIPAL				2,825,742.15	5,834,543.68	8,660,285.83

	Interest Collections				2,472,476.26	7,657,511.28	10,129,987.54
	Interest Withdrawals				0.00	0.00	0.00
	Interest Other Accounts				0.00	0.00	0.00
	Interest Fees				(282,199.27)	(961,917.41)	(1,244,116.68)
	TOTAL NET INTEREST				2,190,276.99	6,695,593.87	8,885,870.86

	TOTAL PRINCIPAL & INTEREST DISTRIBUTABLE				5,016,019.14	12,530,137.55	17,546,156.69

	Prepayment Penalties Collected						135,216.27

	TOTAL AVAILABLE FUNDS FOR DISTRIBUTION						17,681,372.96

PRINCIPAL - COLLECTIONS					GROUP 2	GROUP 1	TOTAL

	Scheduled Principal Received				344,927.56	980,135.11	1,325,062.67
	Prepayments In Full				2,458,909.68	4,589,927.62	7,048,837.30
	Curtailments				21,904.91	143,218.89	165,123.80
	Liquidations				0.00	0.00	0.00
	Insurance Principal				0.00	0.00	0.00
	Repurchased Principal Amounts				0.00	121,262.06	121,262.06
	Other Principal				0.00	0.00	0.00
	Prefunding Release				0.00	0.00	0.00
	Total Realized Loss Of Principal				0.00	0.00	0.00
	Delinquent Principal				(282,834.21)	(786,885.73)	(1,069,719.94)
	Advanced Principal				282,834.21	786,885.73	1,069,719.94

	TOTAL PRINCIPAL COLLECTED				2,825,742.15	5,834,543.68	8,660,285.83

			Page 4 of 25				© COPYRIGHT 2003 Deutsche Bank
	Ameriquest 2003-AR3 REMIC
	Mortgage Pass-Through Certificates

	Collection Account Report for August 25, 2003 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS					GROUP 2	GROUP 1	TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS					GROUP 2	GROUP 1	TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS					GROUP 2	GROUP 1	TOTAL

	Scheduled Interest				2,615,772.42	8,084,989.47	10,700,761.89
	Liquidation Interest				0.00	0.00	0.00
	Repurchased Interest				0.00	616.42	616.42
	Insurance Interest				0.00	0.00	0.00
	Other Interest				0.00	0.00	0.00
	Relief Act Interest Shortfalls				0.00	0.00	0.00
	Net Prepayment Interest Shortfalls				0.00	0.00	0.00